MERRILL LYNCH
U.S.A. GOVERNMENT
RESERVES




FUND LOGO




Annual Report

August 31, 1999




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
U.S.A. Government Reserves
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



Merrill Lynch U.S.A. Government Reserves
August 31, 1999


DEAR SHAREHOLDER


For the year ended August 31, 1999, Merrill Lynch U.S.A. Government Reserves paid shareholders a net annualized dividend of 4.30%*. For the six-month period ended August 31, 1999, the fund's net annualized dividend was 4.11%*. The fund's 7-day yield as of August 31, 1999 was 4.37%.

The average portfolio maturity for Merrill Lynch U.S.A. Government Reserves at August 31, 1999 was 68 days, compared to 75 days at February 28, 1999.

The Environment
During the latter half of the six months ended August 31, 1999, the interest rate environment dominated the US capital markets. Investors were concerned that the ongoing strength in the economy would prompt the Federal Reserve Board into a round of tightening of the Federal Funds rate. At the end of June, there was relief when the Federal Reserve Board only raised interest rates by 25 basis points (0.25%). However, there were continued signs of strength in the economy, and the Federal Reserve Board raised short-term interest rates another 0.25% on August 24, 1999.

The US equity market, as measured by the Standard & Poor's 500 Index, rose 1.75% for the three months ended August 31, 1999. The market rose very strongly at the end of June when it appeared that the quarter-point increase in the Federal Funds rate might be sufficient to address the central bank's inflationary concerns. However, sentiment deteriorated in July and August as a result of continued strong economic data and widening credit spreads. The US dollar also weakened during the period, keeping upward pressure on bond yields for the near term.

Portfolio Matters
During the six months ended August 31, 1999, changes in the yield curve, as well as a rise in interest rates created an opportunity for some different investment options for the fund. Uncertainty surrounding Year 2000-related issues caused yields on six-month Treasury bills to rise and trade at times at the same yield as one-year bills. As a result, we increased the fund's exposure to Treasury bills (with maturities ranging from December 1999 to February 2000) at favorable yields, with a limited increase in interest rate risk. We believe that allocating more than 9% of the portfolio to Treasury bills by August 31, 1999 provided an added benefit of enhanced liquidity as the year 2000 approaches.

[FN]
*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

Even as interest rates rose, the short end of the Treasury coupon curve benefited from investors seeking preservation of capital. Several issues owned by the fund became highly valued as demand increased, allowing us to swap to other issues providing higher yields.

In an effort to enhance the fund's yield and limit interest rate risk in an uncertain interest rate environment, we increased our allocation in repurchase agreements. With the overnight Federal Funds rate higher by 50 basis points, the fund had an immediate benefit as interest rates on repurchase agreements rose concurrently. As a precautionary measure with the approach of the year 2000, we expanded the number of counterparties that have outstanding repurchase agreements in an effort to ensure reliable sources of collateral over the year-end.

During the six-month period ended August 31, 1999, the average life of the fund ranged from 62 days to 80 days. Yields rose almost to their peak prior to the first 25 basis point tightening in late June, and have traded in a range since that time. We had limited exposure to securities longer than one year, giving us the opportunity to add higher-yielding securities during that period to maintain our desired average life range, between 65 days--75 days.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Linda B. Costanzo)
Linda B. Costanzo
Vice President and Senior Portfolio Manager



October 11, 1999



We are pleased to announce that Linda B. Costanzo is responsible for the day-to-day management of Merrill Lynch USA Government Reserves. Ms. Costanzo has been employed by Merrill Lynch Asset Management, L.P. (MLAM) since 1986 and has been Portfolio Manager for MLAM institutional fixed-income separate accounts since 1997.




Merrill Lynch U.S.A. Government Reserves
August 31, 1999


SCHEDULE OF INVESTMENTS                              (in Thousands)

                         Face     Interest      Maturity        Value
Issue                   Amount      Rate          Date        (Note 1a)

US Government Obligations--37.2%

US Treasury Bills*     $25,000      5.19 %      9/15/1999      $ 24,946
                         4,000      4.755      12/02/1999         3,951
                         5,000      4.91        2/03/2000         4,895
                         3,000      4.865       2/10/2000         2,933
                        10,000      4.90        2/17/2000         9,767
                        10,000      4.935       2/24/2000         9,758

US Treasury Notes       13,500      5.75        9/30/1999        13,510
                        11,000      7.125       9/30/1999        11,020
                        10,000      6.00       10/15/1999        10,016
                        16,000      5.875      11/15/1999        16,035
                         5,000      5.625      11/30/1999         5,006
                         8,000      5.375       1/31/2000         8,000
                         8,000      7.75        1/31/2000         8,082
                        18,000      5.875       2/15/2000        18,045
                         3,000      5.50        2/29/2000         3,003
                         2,000      7.125       2/29/2000         2,018
                        10,000      6.875       3/31/2000        10,088
                        15,000      6.375       5/15/2000        15,094
                         3,000      6.25        5/31/2000         3,016
                         2,000      5.375       6/30/2000         1,998
                         2,000      5.875       6/30/2000         2,006
                         8,000      5.375       7/31/2000         7,990
                        25,000      5.125       8/31/2000        24,898
                         1,000      4.50        9/30/2000           988
                         7,000      4.00       10/31/2000         6,871
                         1,300      4.625      12/31/2000         1,282
                         2,000      4.875       3/31/2001         1,974
                         2,000      5.00        4/30/2001         1,976

Total US Government Obligations
(Cost--$229,546)                                                229,166

 Face
Amount                             Issue

Repurchase Agreements**--63.2%

$30,000        Aubrey G. Lanston & Co., Inc., purchased
               on 8/25/1999 to yield 5.15% to 9/01/1999          30,000


 Face                                                          Value
Amount                       Issue                           (Note 1a)

Repurchase Agreements (concluded)

$30,000        Barclays Capital Inc., purchased on
               8/27/1999 to yield 5.20% to 9/03/1999           $ 30,000

 28,000        Chase Securities Inc., purchased on
               8/31/1999 to yield 5.49% to 9/01/1999             28,000

 30,000        Credit Suisse First Boston Corp., purchased
               on 8/26/1999 to yield 5.24% to 9/02/1999          30,000

 28,000        Deutsche Bank Securities Inc., purchased on
               8/31/1999 to yield 5.49% to 9/01/1999             28,000

 30,000        Donaldson, Lufkin & Jenrette Securities
               Corp., purchased on 8/27/1999 to yield
               5.20% to 9/03/1999                                30,000

 30,000        Greenwich Capital Markets, Inc., purchased
               on 8/26/1999 to yield 5.20% to 9/02/1999          30,000

 30,000        J.P. Morgan Securities Inc., purchased on
               8/25/1999 to yield 5.20% to 9/01/1999             30,000

 30,000        Lehman Brothers Inc., purchased on
               8/26/1999 to yield 5.20% to 9/02/1999             30,000

 30,000        Morgan Stanley & Co., Inc., purchased on
               8/25/1999 to yield 5.25% to 9/03/1999             30,000

 30,000        Nesbitt Burns Securities, Inc., purchased
               on 8/27/1999 to yield 5.20% to 9/03/1999          30,000

 13,150        PaineWebber Inc., purchased on 8/31/1999
               to yield 5.45% to 9/01/1999                       13,150

 30,000        Prudential Securities Inc., purchased on
               8/27/1999 to yield 5.21% to 9/03/1999             30,000

 20,000        Salomon, Smith Barney, Inc., purchased
               on 8/27/1999 to yield 5.22% to 9/03/1999          20,000

Total Repurchase Agreements
(Cost--$389,150)                                                389,150

Total Investments (Cost--$618,696)--100.4%                      618,316
Liabilities in Excess of Other Assets--(0.4%)                    (2,435)
                                                               --------
Net Assets--100.0%                                             $615,881
                                                               ========

[FN]
 *US Treasury Bills are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
**Repurchase Agreements are fully collateralized by US Government &
  Agency Obligations.

  See Notes to Financial Statements.



Merrill Lynch U.S.A. Government Reserves
August 31, 1999


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 1999
Assets:             Investments, at value (identified cost--$618,695,832*) (Note 1a)                      $  618,315,777
                    Cash                                                                                         166,234
                    Receivables:
                      Interest                                                        $    2,469,498
                      Beneficial interest sold                                                 6,346           2,475,844
                                                                                      --------------
                    Prepaid registration fees and other assets (Note 1d)                                          37,737
                                                                                                          --------------
                    Total assets                                                                             620,995,592
                                                                                                          --------------

Liabilities:        Payables:
                      Beneficial interest redeemed                                         4,318,228
                      Investment adviser (Note 2)                                            242,038
                      Distributor (Note 2)                                                   139,121           4,699,387
                                                                                      --------------
                    Accrued expenses and other liabilities                                                       415,339
                                                                                                          --------------
                    Total liabilities                                                                          5,114,726
                                                                                                          --------------

Net Assets:         Net assets                                                                            $  615,880,866
                                                                                                          ==============
Net Assets          Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:         shares authorized                                                                     $   61,626,092
                    Paid-in capital in excess of par                                                         554,634,829
                    Unrealized depreciation on investments--net                                                 (380,055)
                                                                                                          --------------
                    Net Assets--Equivalent to $1.00 per share based on 616,260,921
                    shares of beneficial interest outstanding                                             $  615,880,866
                                                                                                          ==============

                   *Cost for Federal income tax purposes. As of August 31, 1999, net unrealized depreciation for Federal income tax purposes amounted to
                    $380,055 of which $7,460 related to appreciated securities and
                    $387,515 related to depreciated securities.

                    See Notes to Financial Statements.


Statement of Operations
                                                                                      For the Year Ended August 31, 1999
Investment Income   Interest and amortization of premium and discount earned                               $  32,418,753
(Note 1c):

Expenses:           Investment advisory fees (Note 2)                                 $    2,905,122
                    Transfer agent fees (Note 2)                                           1,186,277
                    Distribution fees (Note 2)                                               737,866
                    Registration fees (Note 1d)                                              103,533
                    Accounting services (Note 2)                                              92,069
                    Professional fees                                                         85,571
                    Custodian fees                                                            74,054
                    Printing and shareholder reports                                          71,343
                    Trustees' fees and expenses                                               52,504
                    Other                                                                      8,200
                                                                                      --------------
                    Total expenses                                                                             5,316,539
                                                                                                          --------------
                    Investment income--net                                                                    27,102,214
                                                                                                          --------------

Realized &          Realized gain on investments--net                                                            149,003
Unrealized          Change in unrealized appreciation/depreciation on
Gain (Loss) on      investments--net                                                                            (743,742)
Investments--Net                                                                                          --------------
(Note 1c):          Net Increase in Net Assets Resulting from Operations                                  $   26,507,475
                                                                                                          ==============


                    See Notes to Financial Statements.



Merrill Lynch U.S.A. Government Reserves
August 31, 1999


FINANCIAL INFORMATION (concluded)

Statements of Changes in Net Assets
                                                                                         For the Year Ended August 31,
Increase (Decrease) in Net Assets:                                                          1999                1998
Operations:         Investment income--net                                            $   27,102,214      $   27,768,449
                    Realized gain on investments--net                                        149,003              29,131
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                        (743,742)            317,956
                                                                                      --------------      --------------
                    Net increase in net assets resulting from operations                  26,507,475          28,115,536
                                                                                      --------------      --------------

Dividends &         Investment income--net                                               (27,102,214)        (27,768,449)
Distributions to    Realized gain on investments--net                                       (149,003)            (29,131)
Shareholders                                                                          --------------      --------------
(Note 1f):          Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                        (27,251,217)        (27,797,580)
                                                                                      --------------      --------------

Beneficial Interest Net proceeds from sale of shares                                   1,719,348,432       1,655,219,704
Transactions        Net asset value of shares issued to shareholders in
(Note 3):           reinvestment of dividends and distributions (Note 1f)                 27,249,536          27,785,818
                                                                                      --------------      --------------
                                                                                       1,746,597,968       1,683,005,522
                    Cost of shares redeemed                                           (1,737,993,644)     (1,633,427,991)
                                                                                      --------------      --------------
                    Net increase in net assets derived from beneficial
                    interest transactions                                                  8,604,324          49,577,531
                                                                                      --------------      --------------

Net Assets:         Total increase in net assets                                           7,860,582          49,895,487
                    Beginning of year                                                    608,020,284         558,124,797
                                                                                      --------------      --------------
                    End of year                                                       $  615,880,866      $  608,020,284
                                                                                      ==============      ==============

                    See Notes to Financial Statements.


Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                               For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                                  1999      1998      1997      1996      1995
Per Share           Net asset value, beginning of year                $   1.00   $   1.00  $   1.00  $   1.00   $   1.00
Operating                                                             --------   --------  --------  --------   --------
Performance:          Investment income--net                             .0420      .0484     .0471     .0474      .0472
                      Realized and unrealized gain (loss) on
                      investments--net                                  (.0010)     .0007     .0005    (.0002)     .0017
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                     .0410      .0491     .0476     .0472      .0489
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                            (.0420)    (.0484)   (.0471)   (.0474)    (.0472)
                      Realized gain on investments--net                 (.0002)    (.0001)   (.0001)   (.0003)    (.0007)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                   (.0422)    (.0485)   (.0472)   (.0477)    (.0479)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   1.00   $   1.00  $   1.00  $   1.00   $   1.00
                                                                      ========   ========  ========  ========   ========
                    Total investment return                              4.29%      4.92%     4.81%     4.97%      4.87%
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses                                              .82%       .83%      .82%      .82%       .85%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income and realized gain
                    on investments--net                                  4.22%      4.82%     4.71%     4.78%      4.79%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $615,881   $608,020  $558,125  $554,285   $558,929
Data:                                                                 ========   ========  ========  ========   ========

                    See Notes to Financial Statements.



Merrill Lynch U.S.A. Government Reserves
August 31, 1999


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch U.S.A. Government Reserves (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium or discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(f) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. For such services, the Fund pays a monthly fee equal to an annual rate of .45% of the average daily net assets of the Fund.

The Fund has a Distribution and Shareholder Servicing Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee under the Distribution Agreement from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the accounts of Fund shareholders who maintain their accounts through MLPF&S. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering sharebuilder accounts.


Merrill Lynch U.S.A. Government Reserves
August 31, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, FDS, and/or ML & Co.


3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets with respect to net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch U.S.A. Government Reserves:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch U.S.A. Government Reserves as of August 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch U.S.A. Government Reserves as of August 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
October 14, 1999
</AUDIT-REPORT>



Merrill Lynch U.S.A. Government Reserves
August 31, 1999


IMPORTANT TAX INFORMATION (unaudited)


None of the ordinary income distributions paid daily by Merrill Lynch U.S.A. Government Reserves during the fiscal year ended August 31, 1999 qualify for the dividends received deduction for corporations. Additionally, the Fund paid long-term capital gains distributions of $.0000051 per share to shareholders of record on October 7, 1998 and August 30, 1999, respectively. All distributions are subject to the 20% tax rate.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Listed at right are the percentages of total assets of the Fund invested in Federal obligations as of the end of each quarter of the fiscal year.

For the                       Percentage of
Quarter Ended              Federal Obligations*

November 30, 1998                  22.41%
February 28, 1999                  37.71
May 31, 1999                       28.79
August 31, 1999                    36.90

Of the Fund's ordinary income dividends paid during the fiscal year ended August 31, 1999, 37.91% was attributable to Federal obligations. In calculating the foregoing percentage, expenses of the Fund have been allocated on a pro-rata basis.

Please retain this information for your records.

[FN]
*For purposes of this calculation, Federal obligations include US
 Treasury Notes, US Treasury Bills and US Treasury Bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks, and the Student Loan Marketing Association. Repurchase agreements are not included in this calculation.


OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
Donald Cecil, Trustee
M. Colyer Crum, Trustee
Edward H. Meyer, Trustee
Jack B. Sunderland, Trustee
J. Thomas Touchton, Trustee
Fred G. Weiss, Trustee
Arthur Zeikel, Trustee
Joseph T. Monagle Jr., Executive Vice President
Kevin J. McKenna, Senior Vice President
Linda B. Costanzo, Vice President
Donald C. Burke, Vice President and Treasurer
William E. Zitelli, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210